EXHIBIT 99.2


                             GIFT LIQUIDATORS, INC.
             Pro Forma Condensed Consolidated Financial Statements
                                  (unaudited)

Between October 26, 2005 and October 31, 2005, Gift Liquidators, Inc., an Oklahoma corporation (the "Company"), formed the following eight limited partnerships (the "Limited Partnerships"), as wholly-owned Delaware subsidiaries of the Company:

     o    Excellency Investment Realty Trust I, L.P.;
     o    Excellency Investment Realty Trust II, L.P.;
     o    Excellency Investment Realty Trust III, L.P.;
     o    Excellency Investment Realty Trust IV, L.P.;
     o    Excellency Investment Realty Trust V, L.P.;
     o    Excellency Investment Realty Trust VI, L.P.;
     o    Excellency Investment Realty Trust VII, L.P.; and
     o    Excellency Investment Realty Trust VIII, L.P.

As of November 4, 2005, the Company acquired Eternal Enterprise, Inc., a Connecticut corporation ("Eternal"), and, as a result the Properties (as defined below), when the shareholders of Eternal exchanged 100% of the issued and outstanding shares of common stock of Eternal for (a) limited partnership interests representing 20% of the total partnership interests of each of the Limited Partnerships, and (b) promissory notes in the aggregate amount of approximately $2,600,000 (the "Promissory Notes").

In consideration for the Company's ownership of 80% of the total partnership interests of each of the Limited Partnerships, the Company has agreed to assume the Promissory Notes.

Eternal, which is now 100% owned, in the aggregate, by the Limited Partnerships, is the owner of eight properties (each a "Property," and collectively, the "Properties"), located at the following addresses:

     o    154-60A Collins Street, Hartford, CT;
     o    21 Evergreen Avenue, Hartford, CT;
     o    243 & 255 Laurel Street, Hartford, CT;
     o    252 Laurel Street, Hartford CT;
     o    270 Laurel Street, Hartford, CT;
     o    360 Laurel Street, Hartford, CT;
     o    117-141 S. Marshall Street, Hartford, CT; and
     o    56 Webster Street, Hartford, CT.

Because the Company's primary shareholder also is the controlling shareholder in Eternal, the accounting for this acquisition will be viewed as a reorganization of entities under common control. Accordingly, the historical costs of Eternal's assets and liabilities will be utilized as if the Eternal's pre-acquisition shareholders contributed their equity interests in Eternal to the Company at their historical cost.

The unaudited Pro Forma Condensed Consolidated Financial Statements (the "Statements") have been prepared based on available information, using assumptions that our management believes are reasonable.

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company, as of September 30, 2005, has been prepared as if the Company's acquisition of Eternal, and, as a result, the Properties, had been consummated on September 30, 2005. This financial statement should be read in conjunction with the Company's historical financial statements and notes thereto, as filed in its
(a) Annual Report on Form 10-KSB, for the year ended December 31, 2004, (b) Quarterly Report on Form 10-QSB, for the period ended September 30, 2005, and
(b) Current Report on Form 8-K, filed on November 10, 2005, as amended on November 21, 2005.

The Pro Forma Condensed Consolidated Balance Sheet of the Company is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired Eternal, and, as a result, the Properties, as of September 30, 2005, nor does it purport to represent the future position of the Company.

The unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the year ended December 31, 2004, and for the nine months ended September 30, 2005, are presented as if the Company had acquired Eternal, and, as a result, the Properties, as of January 1, 2004, and the effect was carried forward through the year ended December 31, 2004 and the nine month period ended September 30, 2005. This financial statement should be read in conjunction with the Company's historical financial statements and notes thereto as filed in its (a) Annual Report on Form 10-KSB, for the year ended December 31, 2004, (b) Quarterly Report on Form 10-QSB, for the period ended September 30, 2005, and (b) Current Report on Form 8-K, filed on November 10, 2005, as amended on November 21, 2005.

The Pro Forma Condensed Consolidated Statements of Income of the Company are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired Eternal, and, as a result, the Properties as of January 1, 2004, nor does it purport to represent the results of operation of the Company for future periods.

                             GIFT LIQUIDATORS, INC.
                 Pro Forma Condensed Consolidated Balance Sheet
                            as of September 30, 2005
                                   (unaudited)

                                                     Gift
                                                  Liquidators,       Acquired          Pro forma          Pro forma
                                                 Inc. Historical    Properties        adjustments        September 30,
                                                      (a)               (b)               (c)                2005
                                                ---------------     -----------       ------------       -------------
Assets

Real estate
Land                                                $       --        $  732,862        $       --        $  732,862
Buildings and improvements                                  --         5,778,810                --         5,778,810
                                                    ----------        ----------        ----------        ----------
                                                            --         6,511,672                --         6,511,672
Less accumulated depreciation                               --         1,185,220                --         1,185,220
                                                    ----------        ----------        ----------        ----------

Real estate, net                                            --         5,326,452                --         5,326,452

Cash                                                    10,002             8,320                --            18,322
Rents and other receivables                                 --            26,044                --            26,044
Escrow deposits                                             --           135,530                --           135,530
Other assets                                                --                --         2,600,000   (d)   2,600,000
Capitalized finance costs, net                              --           144,316                --           144,316
                                                    ----------        ----------        ----------        ----------
Total Assets                                        $   10,002        $5,640,662        $2,600,000        $8,250,664
                                                    ==========        ==========        ==========        ==========

Liabilities and Shareholders' Equity

Mortgage loans payable                              $       --        $3,781,478        $       --        $3,781,478
Promissory notes                                            --                --         2,600,000   (d)   2,600,000
Security deposits                                           --            98,805                --            98,805
Accounts payable, accrued expenses, and other               --            12,500                --            12,500
                                                    ----------        ----------        ----------        ----------
Total Liabilities                                           --         3,892,783         2,600,000         6,492,783
                                                    ----------        ----------        ----------        ----------
Stockholders' Equity                                    10,002         1,747,879                --         1,757,881
                                                    ----------        ----------        ----------        ----------
Total Liabilities and Stockholders' Equity          $   10,002        $5,640,662        $2,600,000        $8,250,664
                                                    ==========        ==========        ==========        ==========

See accompanying notes to pro forma condensed consolidated financial statements.

                             GIFT LIQUIDATORS, INC.
             Pro Forma Condensed Consolidated Statements of Income
                      for the Year Ended December 31, 2004
                and for the Nine Months Ended September 30, 2005
                                   (unaudited)


                      For the year ended December 31, 2004

                                                          Gift
                                                       Liquidators,        Acquired          Pro forma
                                                          Inc.            Properties        adjustments
                                                          (a)                (b)               (c)             Pro forma

Revenues                                               $        --        $ 1,510,766       $        --        $ 1,510,766
                                                       -----------        -----------       -----------        -----------
Expenses:
Operating, maintenance and management                           --            559,097                --            559,097
Real estate and other property-related expenses                 --            144,409                --            144,409
Interest                                                        --                 --           459,071   (d)      459,071
Depreciation and amortization                                   --                 --           177,796   (e)      177,796
                                                       -----------        -----------       -----------        -----------
Total expenses                                                  --            703,506           636,867          1,340,373
                                                       -----------        -----------       -----------        -----------
Net income (loss) from continuing operations                    --            807,260          (636,867)           170,393
Loss from discontinued operations                         (110,443)                --                --           (110,443)
                                                       -----------        -----------       -----------        -----------
Net loss                                               $  (110,443)       $   807,260       $  (636,867)       $    59,950
                                                       ===========        ===========       ===========        ===========
Per common share (basic and diluted)                   $     (0.94)                                            $      0.51
                                                       ===========                                             ===========
Average number of common shares                            118,048                                                 118,048
                                                       ===========                                             ===========


See accompanying notes to pro forma condensed consolidated financial statements.

                  For the nine months ended September 30, 2005

                                                          Gift
                                                       Liquidators,        Acquired          Pro forma
                                                          Inc.            Properties        adjustments
                                                          (a)                (b)               (c)             Pro forma
                                                       -----------        -----------       -----------        ----------
Revenues                                              $        --         $ 1,254,416       $        --       $ 1,254,416
                                                       ----------         -----------       -----------        ----------
Expenses:
Operating, maintenance and management                          --             460,729                --           460,729
Real estate and other property-related expenses                --             115,956                --           115,956
Interest                                                       --                  --           409,752   (d)     409,752
Depreciation and amortization                                  --                  --           132,304   (e)     132,304
                                                       ----------         -----------       -----------        ----------
Total expenses                                                 --             576,685           542,056         1,118,741
                                                       ----------         -----------       -----------        ----------
Net income (loss) from continuing operations                   --             677,731          (542,056)          135,675
Loss from discontinued operations                         (60,575)                 --                --           (60,575)
                                                       ----------         -----------       -----------        ----------
Net loss                                              $   (60,575)        $   677,731       $  (542,056)      $    75,100
                                                      ===========         ===========       ===========       ===========
Per common share (basic and diluted)                  $     (0.51)                                            $      0.64
                                                       ==========                                              ==========
Average number of common shares                           118,048                                                 118,048
                                                       ==========                                              ==========

See accompanying notes to pro forma condensed consolidated financial statements.

                             GIFT LIQUIDATORS, INC.
   Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)


     Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005

(a) Reflects the Company's historical balance sheet as of September 30, 2005 (unaudited), as previously filed.

(b) Reflects the acquisition of the Properties. The Company acquired Eternal, when the shareholders of Eternal exchanged 100% of the issued and outstanding shares of common stock of Eternal for (a) limited partnership interests representing 20% of the total partnership interests of each of the Limited Partnerships, and (b) promissory notes in the aggregate amount of approximately $2,600,000.

(c) Because the Company's primary shareholder also is the controlling shareholder in Eternal, the accounting for this merger is viewed as a reorganization of entities under common control. Accordingly, the historical costs of the acquired company's assets and liabilities will be utilized as if the pre-acquisition shareholders of Eternal contributed their equity interests in the acquired companies to the Company at their historical cost.

(d) Reflects the issuance of approximately $2,600,000 of promissory notes issued in connection with the acquisitions of the Properties.

     Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004

(a) Reflects the Company's historical statements of operations for the year ended December 31, 2004, as previously filed.

(b) Reflects the operations of the Properties for the year ended December 31, 2004.

(c) Because the Company's primary shareholder also is the controlling shareholder in Eternal, the accounting for this merger is viewed as a reorganization of entities under common control. Accordingly, the historical costs of the acquired company's assets and liabilities will be utilized as if the pre-acquisition shareholders of Eternal contributed their equity interests in the acquired companies to the Company at their historical cost.

(d) Reflects interest expense on the (1) $3,781,478 assumed mortgage loans payable, and (b) the $2,600,000 promissory notes issued in connection with the acquisition of Eternal.

(e) Reflects (1) $154,705 of straight-line real estate depreciation, based on an estimated useful life 5 to 40 years, and (2) $23,091 of amortization of deferred financing costs, based on the weighted average of approximately 10 years for the assumed mortgage.

     Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2005

(a) Reflects the Company's historical operations for the nine months ended September 30, 2005 (unaudited), as previously filed.

(b) Reflects the operations of the Properties for the nine months ended September 30, 2005.

(c) Because the Company's primary shareholder also is the controlling shareholder in Eternal, the accounting for this merger is viewed as a reorganization of entities under common control. Accordingly, the historical costs of the acquired company's assets and liabilities will be utilized as if the pre-acquisition shareholders of Eternal contributed their equity interests in the acquired companies to the Company at their historical cost.

                             GIFT LIQUIDATORS, INC.
   Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)
                                  (Continued)


     Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2005 (continued)

(d) Reflects interest expense on the (1) $3,781,478 assumed mortgage loans payable, and (b) the $2,600,000 promissory notes issued in connection with the acquisition of Eternal.

(e) Reflects (1) 114,986 of straight-line real estate depreciation, based on an estimated useful life 5 to 40 years, and (2) $17,318 of amortization of deferred financing costs, based on the weighted average of approximately
     10 years for the assumed mortgage.